UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Priority Income Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRIORITY INCOME FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
September 18, 2020
Dear Stockholder:
You are cordially invited to attend the 2020 Annual Meeting of Stockholders, or the Annual Meeting, of Priority Income Fund, Inc. (the “Fund”), a Maryland corporation, to be held on Wednesday, December 2, 2020, at 2:30 p.m., Eastern Time, at 10 East 40th Street, 44th Floor, New York, New York 10016.
The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, holders of the outstanding shares of the Fund’s preferred stock, voting as a single class (“stockholders”), will be asked to elect one director of the Fund.

It is important that you be represented at the Annual Meeting. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Annual Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. If you attend the Annual Meeting, you may revoke your proxy prior to its exercise and vote in person at the Annual Meeting. Your vote is very important to us. I urge you to submit your proxy as soon as possible.
If you have any questions about the proposals to be voted on, please call AST Fund Solutions, LLC, the Fund’s proxy solicitor, at (800) 967-0261.
Further, from time to time the Fund may repurchase a portion of its common and preferred stock and is notifying you of such intention as required by applicable securities law.
Sincerely yours,
M. Grier Eliasek
Chief Executive Officer

PRIORITY INCOME FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 2, 2020
To the Stockholders of Priority Income Fund, Inc.:
The 2020 Annual Meeting of Stockholders, or the Annual Meeting, of Priority Income Fund, Inc. (“Priority” or the “Fund”), a Maryland corporation, will be held at 10 East 40th Street, 44th Floor, New York, New York 10016, on Wednesday, December 2, 2020, at 2:30 p.m., Eastern Time, for the following purposes:

•	To elect one Class II director of Priority, as outlined below and more fully described in the accompanying proxy statement:

◦
Mr. William J. Gremp, to be voted upon by holders of the outstanding shares of the Fund’s preferred stock, voting as a single class, to serve until the 2023 annual meeting of stockholders or until his successor is duly elected and qualifies.

•	To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.
You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record of the Fund’s outstanding common or preferred stock at the close of business on September 18, 2020. Please complete, sign, date and return your proxy card to the Fund in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the Annual Meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card(s). If you attend the Annual Meeting, you may revoke your proxy prior to its exercise and vote in person at the Annual Meeting. In the event that there are not sufficient stockholders present for a quorum or sufficient votes to approve a proposal at the time the Annual Meeting is convened, the Annual Meeting may be adjourned from time to time in order to permit further solicitation of proxies by the Fund.
The Fund currently intends to hold the Annual Meeting in person at the offices of the Fund at 10 East 40th Street, 42nd Floor, New York, New York 10016 or potentially at a different location. However, the Fund is actively monitoring developments in connection with the coronavirus outbreak and is sensitive to the public health and travel concerns that stockholders may have and the protocols or guidance that federal, state and local governments and agencies such as the Center for Disease Control and World Health Organization may recommend or impose. In the event it is not possible or advisable to hold the Annual Meeting in person at the location designated above, the Fund will announce alternative arrangements for the meeting as promptly as possible, which may include holding the Annual Meeting at a different location, virtually solely by means of remote communication or via a live webcast and with additional procedures to protect public health and safety. If the Annual Meeting will be held at a location other than as designated above or solely by remote communication, the Fund will announce that fact as promptly as practicable, and details on how to participate will be issued by press release, posted on the website at which the Fund’s proxy materials are available at https://vote.proxyonline.com/priority/docs/pris.pdf, and filed with the U.S. Securities and Exchange Commission as additional proxy materials. Please monitor the website at which the Fund’s proxy materials are available at https://vote.proxyonline.com/priority/docs/pris.pdf for updated information.
As always, the Fund encourages you to vote your shares at the Annual Meeting.

If you have any questions about the proposals to be voted on, please call AST Fund Solutions, LLC, our proxy solicitor, at (800) 967-0261.

By Order of the Board of Directors,
Kristin Van Dask
Chief Financial Officer, Chief Compliance Officer,
Treasurer and Secretary
New York, New York
September 18, 2020

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, postage-prepaid envelope, or authorize a proxy to vote your shares by telephone or through the Internet. Even if you authorize a proxy prior to the Annual Meeting, you still may attend the Annual Meeting, revoke your proxy, and vote your shares in person at the Annual Meeting.

PRIORITY INCOME FUND, INC.
10 East 40th Street, 42nd Floor
New York, New York 10016
(212) 448-0702
PROXY STATEMENT
2020 Annual Meeting of Stockholders
This proxy statement, or this Proxy Statement, is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Priority Income Fund, Inc., a Maryland corporation (“Priority,” the “Fund” or “we,” “us,” or “our”), for use at our 2020 Annual Meeting of Stockholders, or the Annual Meeting, to be held on Wednesday, December 2, 2020, at 2:30 p.m., Eastern Time, at 10 East 40th Street, 44th Floor, New York, New York 10016, and at any postponements, adjournments or delays thereof.
The Board has fixed the close of business on September 18, 2020 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. As of September 17, 2020, 33,392,878 shares of Priority’s common stock were issued and outstanding. As of September 17, 2020, 7,394,123 shares of Priority’s preferred stock were issued and outstanding. Each share of preferred stock is entitled to one vote on matters to be voted on by holders of the preferred stock, and each share of common stock is entitled to one vote on any matters to be voted on by holders of the common stock.
This Proxy Statement, the accompanying proxy card and the Fund’s annual report for the fiscal year ended June 30, 2020 are first being released to stockholders on September 18, 2020.
Unlike many companies where the majority of the outstanding shares are held by institutional investors, a majority of our stockholders are retail investors who generally hold smaller numbers of shares than institutional investors. As a result, it is important that every stockholder authorize a proxy so that we can achieve a quorum and hold the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business for the Fund. If a quorum is not met by the Fund, or if there are not sufficient votes to approve a proposal, then we may adjourn the Annual Meeting and may incur additional expenses to continue to solicit additional votes.
We have engaged AST Fund Solutions, LLC as our proxy solicitor, who may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares, but will only ask that you take the time to cast a vote. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to our proxy tabulation firm.
We encourage you to vote, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize a proxy to vote your shares by telephone or through the Internet, and we receive it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you return a properly executed proxy card but give no voting instructions, your shares will be voted FOR the election of the nominee as director, as listed in the Notice of Annual Meeting.
If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Fund’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person whether or not he or she has previously authorized a proxy.
If your shares are held for your account by a broker, trustee, bank or other institution or nominee, you may vote such shares at the Annual Meeting only if you obtain proper written authority from your institution or nominee and present it at the Annual Meeting. Please bring with you a legal proxy or letter from the broker, trustee, bank or other institution or nominee confirming your beneficial ownership of the shares as of the Record Date. No stockholders of the Fund have any dissenters’ or appraisal rights in connection with any of the proposals described herein.
If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone.
For information on how to obtain directions to attend the Annual Meeting in person, please contact AST Fund Solutions, LLC, our proxy solicitor, at (800) 967-0261.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON DECEMBER 2, 2020
The following materials relating to this Proxy Statement are available at https://vote.proxyonline.com/priority/docs/pris.pdf:

•	this Proxy Statement;

•	the accompanying Notice of Annual Meeting; and

•	the Fund’s annual report for the fiscal year ended June 30, 2020.

Purpose of Annual Meeting
The Annual Meeting has been called for the following purposes:

•	To elect one Class II director of Priority, as outlined below and more fully described in this Proxy Statement:

◦
Mr. William J. Gremp, to be voted upon by holders of the outstanding shares of the Fund’s preferred stock, voting as a single class, to serve until the 2023 annual meeting of stockholders or until his successor is duly elected and qualifies.

•	To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.
Quorum Required
A quorum must be present at the Annual Meeting for any business to be conducted for the Fund. The Fund’s bylaws provide that the presence at the Annual Meeting, in person or by proxy, of the holders of shares of the Fund’s outstanding stock entitled to cast a majority of the votes entitled to be cast with respect thereto as of the Record Date will constitute a quorum, except with respect to any such matter that, under our charter, applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum. At the Annual Meeting, the presence in person or by proxy of holders of a majority of the outstanding shares of the Fund’s preferred stock will constitute a quorum with respect to the election of Mr. Gremp.
Shares that are present at the Annual Meeting, but then abstain, including by reason of so called “broker non-votes,” will be treated as present for purposes of establishing a quorum. However, abstentions and “broker non-votes” on a matter are not treated as votes cast on such matter. A broker non-vote with respect to a matter occurs when a nominee holding shares for a beneficial owner is present at the meeting with respect to such shares, has not received voting instructions from the beneficial owner on the matter in question and does not have, or chooses not to exercise, discretionary authority to vote the shares on such matter.
If a quorum is not present at the Annual Meeting or if there are not sufficient votes to approve a proposal, the chairman of the Annual Meeting or, if a stockholder vote is called, the stockholders who are present in person or by proxy at the Annual Meeting, may adjourn the Annual Meeting from time to time to permit further solicitation of proxies.

Votes Required
Election of Directors. The election of a director requires the affirmative vote of the holders of a majority of shares outstanding and entitled to vote thereon. For Mr. Gremp, a majority of the votes cast at the Meeting by holders of preferred stock must be “FOR” the election of Mr. Gremp for him to be re-elected as a director. If you vote to “Withhold Authority” with respect to the nominee, your shares will not be voted with respect to the nominee. Because directors are elected by vote of the holders of a majority of the outstanding shares, votes to “Withhold Authority,” abstentions and broker non-votes will have the effect of a vote against a nominee.
Additional Solicitation. If a quorum is not present or there are not enough votes to approve a proposal at the Annual Meeting, the chairman of the meeting or, if a stockholder vote is called, the stockholders present in person or by proxy by the affirmative vote of a majority of the votes cast at the Annual Meeting, may adjourn the Annual Meeting with respect to any or all of the proposals, including to permit the further solicitation of proxies with respect to any proposal.
If a quorum is present, a stockholder vote may be called on one or more of the proposals described in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation
The Fund will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and the proxy card. If brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to and obtain proxies from such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.
In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by directors or officers of the Fund and officers or employees of Priority Senior Secured Income Management, LLC (“PSSIM” or the “Fund’s investment adviser”), Prospect Capital Management L.P. (“PCM”), the operating member of the Fund’s investment adviser, Preferred Capital Securities, LLC, the Fund’s dealer manager, and/or Prospect Administration LLC (“Prospect Administration”), the Fund’s administrator. No additional compensation will be paid to directors, officers or employees for such services.

The Fund has also retained AST Fund Solutions, LLC to assist in the solicitation of proxies for the Annual Meeting for a fee of approximately $43,491.74 plus out-of-pocket expenses.
Stockholders may provide their voting instructions by telephone or through the Internet. These options require stockholders to input the control number which is located on the proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.
Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised, or by the person submitting a properly executed, later-dated proxy or attending the Annual Meeting and voting in person. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.
Investment Advisers and Administrator
PSSIM serves as the Fund’s investment adviser and Prospect Administration serves as the Fund’s administrator. PSSIM and Prospect Administration are located at 10 East 40th Street, 42nd Floor, New York, New York 10016.
Security Ownership of Certain Beneficial Owners and Management
The Fund’s directors are divided into two groups - interested directors and independent directors. Interested directors are “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
The following table sets forth, as of September 17, 2020, certain ownership information with respect to the Fund’s common stock or preferred stock for (i) those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of the Fund’s outstanding common stock or preferred stock, as well as for (ii) each current director, the nominee for director, the Fund’s executive officers, and the executive officers and directors as a group.
Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of the Fund’s shares of common stock or preferred stock is based upon Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission (the “Commission”) and other information obtained from such persons, if available. Such information is as of the date of the applicable filing and may no longer be accurate.
Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Fund’s common stock or preferred stock he or she beneficially owns and has the same address as the Fund. The Fund’s address is 10 East 40th Street, 42nd Floor, New York, New York 10016.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Outstanding(2)	Number of Shares of Preferred Stock Beneficially Owned	Percentage of Shares of Preferred Stock Outstanding(3)
5% or more holders
None
Interested Directors
M. Grier Eliasek(4)	—	—	—	—
Robert F. Muller(5)	—	—	—	—
Independent Directors
Andrew C. Cooper	—	—	—	—
William J. Gremp	—	—	—	—
Eugene S. Stark	—	—	4,000	*
Executive Officers
Kristin Van Dask	—	—	—	—
Executive officers and directors as a group	—	—	—	—
_______________________________

*	Represents less than one percent.

(1)	The business address of each director and executive officer of the Fund is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

(2)	Based on a total of 33,392,878 shares of Priority’s common stock issued and outstanding as of September 17, 2020.

(3)	Based on a total of 7,394,123 shares of Priority’s preferred stock issued and outstanding as of September 17, 2020.
(4) Mr. Eliasek also serves as the Chief Executive Officer and President of the Fund.
(5)    Mr. Muller has not been nominated by the Board for reelection and his tenure as a director will end when his current term expires at the Annual Meeting.
The following table sets forth the dollar range of equity securities beneficially owned by each director and the nominee for election as a director of the Fund and equity securities beneficially owned by each director and the nominee for election as a director within the same family of investment companies as of September 17, 2020. Information as to beneficial ownership is based on information furnished to the Fund by the directors. The Fund is part of a “family of investment companies,” as that term is defined in the 1940 Act, that includes Prospect Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.) (“FLEX”) and Prospect Capital Corporation (“PSEC” and, collectively with Priority and FLEX, the “Fund Complex”).

Name of Director	Dollar Range of Equity Securities in Priority(1)(2)	Dollar Range of Equity Securities in FLEX(1)(2)	Dollar Range of Equity Securities in PSEC(1)(2)
Interested Directors
M. Grier Eliasek	None	None	Over $100,000
Robert F. Muller(3)	None	None	None
Independent Directors
Andrew C. Cooper	None	None	None
William J. Gremp	None	None	$50,000 - $100,000
Eugene S. Stark	None	None	Over $100,000
_______________________________

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, which requires pecuniary interest.

(2)	The dollar ranges are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

(3)	Mr. Muller has not been nominated by the Board for reelection and his tenure as a director will end when his current term expires at the Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTOR
Pursuant to the Fund’s bylaws, the Board may change the number of directors constituting the Board, provided that the number thereof shall never be less than three nor more than eight. In accordance with the Fund’s bylaws, the Fund has five directors on its Board as of the date of this Proxy Statement. In the interests of promoting good corporate governance, the Board has taken action to decrease the number of interested directors on the Board by reducing the Board’s size from five directors to four directors, effective as of the date of the Annual Meeting. Following the Annual Meeting, the Board will be comprised of three independent directors and one interested director, and as such will be 75% independent under the 1940 Act. Members of the Board have been divided into three staggered classes of directors, with directors in each class elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following their election and until their successors are duly elected and qualify.
William J. Gremp is standing for election as a Class II director this year.

Robert F. Muller, currently a Class II director and interested director, has not been nominated by the Board for reelection and his tenure as a director will end when his current term expires at the Annual Meeting.

A stockholder can vote for or withhold his or her vote from any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominee named above. If the nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that the person named above will be unable or unwilling to serve, and such person has consented to being named in this Proxy Statement and to serve if elected.
The Board recommends that you vote FOR the election of the nominee named in this Proxy Statement.
ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES
The Fund’s stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, if a quorum is not present or to allow the solicitation of additional proxies in favor of any or all of the other proposals set forth in this Proxy Statement.

If a quorum is not present or there are not enough votes to approve a proposal at the Annual Meeting, the chairman of the meeting or, if a stockholder vote is called, the stockholders present in person or by proxy by the affirmative vote of a majority of the votes cast at the Annual Meeting, may adjourn the Annual Meeting with respect to any or all of the proposals, including to permit the further solicitation of proxies with respect to any proposal. However, if a quorum is present, a stockholder vote may be called on one or more of the proposals described in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

If the adjournment proposal is approved, and the Annual Meeting is adjourned, the Board will use the additional time to establish a quorum or solicit additional proxies in favor of any of the proposals to be presented at the Annual Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.
The Board believes that, if the number of shares of the Fund’s stock voting in favor of any of the proposals presented at the Annual Meeting is insufficient to approve a proposal, it is in the best interests of the Fund’s stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Fund in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow the Fund’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned or postponed.
The Board unanimously recommends a vote “FOR” the adjournment of the Annual Meeting, if necessary or appropriate, to establish a quorum or solicit additional proxies.

Information about the Nominee and Continuing Directors
Certain information with respect to the Class II nominee of Priority for election at the Annual Meeting, as well as each of the other continuing directors of the Fund, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Fund.
The 1940 Act requires that the Board consist of at least a majority of independent directors. Under the 1940 Act, in order for a director to be deemed independent, he or she, among other things, generally must not: own, control or hold power to vote, 5% or more of the voting securities or be an officer or employee of the Fund or of an investment adviser or principal underwriter to the Fund; control the Fund or an investment adviser or principal underwriter to the Fund; be an officer, director or employee of an investment adviser or principal underwriter to the Fund; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser or principal underwriter to the Fund; be a partner or employee of any firm that has acted as legal counsel to the Fund or an investment adviser or principal underwriter to the Fund during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions, lent money or other property to, or distributed shares on behalf of the Fund.
The Board, in connection with the 1940 Act, has considered the independence of members of the Board who are not employed by PSSIM, Prospect Administration, PCM, the Fund’s dealer manager or any of their affiliates and has concluded that Andrew C. Cooper, William J. Gremp and Eugene S. Stark are not “interested persons” as defined by the 1940 Act and therefore qualify as independent directors under the 1940 Act. In reaching this conclusion, the Board concluded that Messrs. Cooper, Gremp and Stark had no relationships with PSSIM, Prospect Administration, PCM, the Fund’s dealer manager or any of their affiliates, other than their positions as directors of the Fund and, if applicable, investments in us that are on the same terms as those of other stockholders.
William J. Gremp has been nominated for election as a Class II director of the Priority Board to serve until the annual meeting of stockholders in 2023 and until his successor is duly elected and qualifies. Mr. Gremp is not being proposed for election pursuant to any agreement or understanding with any other director or the Fund. Mr. Gremp has agreed to stand for such nomination and to serve as a director if elected.

Robert F. Muller, currently a Class II director and interested director, has not been nominated by the Board for reelection and his tenure as a director will end when his current term expires at the Annual Meeting. In the interests of promoting good corporate governance, the Board has taken action to decrease the number of interested directors on the Board by reducing the Board’s size from five directors to four directors, effective as of the date of the Annual Meeting. Following the Annual Meeting, the Board will comprise three independent directors and one interested director, and as such will be 75% independent under the 1940 Act.

Name (Age) Position(s) with the Fund (Since) Address(1)	Class Term Expires(2)	Number of Funds in the Fund Complex overseen by the Director or Nominee	Principal Occupation(s) and Other Public Company Directorships Held During the Past 5 Years(3)
Interested Directors(4)
M. Grier Eliasek (47) Chairman of the Board, Director, Chief Executive Officer and President (July 2012)	Class III Continuing 2021	3
President and Chief Operating Officer of PSSIM, President and Chief Operating Officer of Prospect Capital Corporation, Managing Director of Prospect Capital Management and Prospect Administration, and Chief Executive Officer and President of Prospect Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.).

Independent Directors

Name (Age) Position(s) with the Fund (Since) Address(1)	Class Term Expires(2)	Number of Funds in the Fund Complex overseen by the Director or Nominee	Principal Occupation(s) and Other Public Company Directorships Held During the Past 5 Years(3)
Eugene S. Stark (62) Director (October 2012)	Class I Continuing 2022	3
Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present. Member of Board of Directors of Prospect Capital Corporation and of Prospect Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.).

William J. Gremp (77) Director (October 2012)	Class II Nominee 2023	3
Mr. Gremp is responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present. Member of Board of Directors of Prospect Capital Corporation and of Prospect Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.).

Andrew C. Cooper (58) Director (October 2012)	Class III Continuing 2021	3
Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates, distributed combined heat and power co-generation solutions. Member of Board of Directors of Prospect Capital Corporation and of Prospect Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.).

_______________________________

(1)	The business address of each director of the Fund is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

(2)	For the Nominee, the term stated assumes election by stockholders at the Annual Meeting.

(3)
The Fund Complex consists of the Fund, FLEX and PSEC. Each of Messrs. Eliasek, Cooper, Gremp and Stark are directors of all three entities in the Fund Complex. Mr. Gremp is up for election as a director of three entities in the Fund Complex.

(4)
Mr. Eliasek is an interested director as defined in the 1940 Act because of his positions with PCM and the Fund. Mr. Muller is an interested director as defined in the 1940 Act because of his position as an officer of Stratera Holdings, LLC. Mr. Muller has not been nominated by the Board for reelection and his tenure as a director will end when his current term expires at the Annual Meeting.

Committees of the Board
The Board has established an Audit Committee and a Nominating and Corporate Governance Committee. The Board does not have a compensation committee because the Fund’s executive officers do not receive any direct compensation from the Fund. For the fiscal year ended June 30, 2020, the Board held 8 Board meetings, 6 Audit Committee meetings, and one Nominating and Corporate Governance Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. One director attended last year’s annual meeting of stockholders in person.
The Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the Board’s Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (“independent accountants”) to audit the accounts and records of the Fund; reviewing and discussing with management and the independent accountants the annual audited financial statements of the Fund, and recommending to the Board whether the audited financial statements should be included in the Fund’s annual report; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Audit Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an “interested person” of the Fund as defined in the 1940 Act, with Mr. Stark serving as chairman of the committee. The Board has determined that Mr. Stark is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. Messrs. Cooper, Gremp and Stark were added to the Audit Committee concurrent with their election or appointment to the Board on October 28, 2012.

The function of the Audit Committee is oversight. The Fund’s management is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of the Fund’s annual financial statements in accordance with generally accepted accounting principles. The independent accountants are accountable to the Board and the Audit Committee, as representatives of the Fund’s stockholders. The Board and its Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace our independent accountants (subject, if applicable, to stockholder ratification).
In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not full-time employees or management of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside us and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (c) statements made by the Fund’s officers and employees, investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Fund.
The Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, or Nominating and Governance Committee, is responsible for selecting qualified nominees to be elected to the Board by stockholders of the Fund, selecting qualified nominees to fill any vacancies on the Board or a committee thereof; developing and recommending to the Board a set of corporate governance principles applicable to the Fund, overseeing the evaluation of the Board and management and undertaking such other duties and responsibilities as may from time to time be delegated by the Board to the Nominating and Governance Committee. The Nominating and Governance Committee takes into consideration the educational, professional and technical backgrounds and diversity of each nominee when evaluating such nominees to be elected to the Board. The Nominating and Governance Committee does not have a formal policy with respect to diversity. The Nominating and Governance Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an “interested person” of the Fund as defined in the 1940 Act, with Mr. Gremp serving as chairman of the committee. Messrs. Cooper, Gremp and Stark were added to the Nominating and Governance Committee concurrent with their election or appointment to the Board of Priority on October 28, 2012.
The Nominating and Governance Committee will consider stockholder recommendations for possible nominees for election as director when such recommendations are submitted in accordance with the Fund’s bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to the Corporate Secretary c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016. When submitting a nomination to the Fund for consideration, a stockholder must provide all information that would be required under applicable Commission rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock and preferred stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders. Criteria considered by the Nominating and Governance Committee in evaluating the qualifications of individuals for election as members of the Board include compliance with the independence and other applicable requirements of the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter, and the ability to contribute to the effective management of the Fund, taking into account our needs and such factors as the individual’s experience, perspective, skills, expertise and knowledge of the industries in which the Fund operates, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, and conflicts of interest. The Nominating and Governance Committee also may consider such other factors as it may deem to be in our best interests and those of the Fund’s stockholders. The Board also believes it is appropriate for at least one key member of our management to participate as a member of the Board.
Compensation Committee. The Fund does not have a compensation committee because its executive officers do not receive any direct compensation from the Fund. However, the compensation payable to the Fund’s investment adviser pursuant to the investment advisory and management agreement is separately approved by a majority of the Fund’s independent directors in accordance with Section 15(c) of the 1940 Act.
Corporate Governance
Board Leadership Structure
The Board believes that the combined position of Chief Executive Officer of the Fund and Chairman of the Board of the Fund is part of a superior model that results in greater efficiency regarding management of the Fund, reduced confusion due to the elimination of the need to transfer substantial information quickly and repeatedly between a chief executive officer and chairman, and business advantages to the Fund arising from the specialized knowledge acquired from the duties of the dual roles. The need for efficient decision making is particularly acute in the line of business of the Fund, whereby multiple factors including market factors, interest rates and innumerable other financial metrics change on an ongoing and daily basis. The Board has not identified a lead independent director of the Board of the Fund in as much as the Board consists of only five individuals as of the date of this Proxy Statement. In the interests of promoting good corporate governance, the Board has taken action to decrease the number of interested directors on the Board by reducing the Board’s size from five directors to four directors, effective as of the date of the Annual Meeting. Following the Annual Meeting, the Board will comprise three independent directors and one interested director, and as such will be 75% independent under the 1940 Act.
Director Independence
The 1940 Act requires that the Board consist of at least a majority of independent directors. Under the 1940 Act, in order for a director to be deemed independent, he or she, among other things, generally must not: own 5% or more of the voting securities or be an officer or employee of the Fund or of an investment adviser or principal underwriter to the Fund; control the Fund or an investment advisor or principal underwriter to the Fund; be an officer, director or employee of an investment adviser or principal underwriter to the Fund; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser or principal underwriter to the Fund; be a partner or employee of any firm that has acted as legal counsel to the Fund or an investment adviser or principal underwriter to the Fund during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions, lent money or other property to, or distributed shares on behalf of the Fund. On an annual basis, each member of the Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under the 1940 Act. The Board has determined that each of its directors, other than Messrs. Eliasek and Muller, is independent under the 1940 Act. In the interests of promoting good corporate governance, the Board has taken action to decrease the number of interested directors on the Board by reducing the Board’s size from five directors to four directors, effective as of the date of the Annual Meeting. Following the Annual Meeting, the Board will comprise three independent directors and one interested director, and as such will be 75% independent under the 1940 Act.
Role of the Chairman and Chief Executive Officer
As Chairman of the Board and Chief Executive Officer of the Fund, Mr. Eliasek assumes a leading role in mid- and long-term strategic planning and supports major transaction initiatives of the Fund. Mr. Eliasek also manages the day-to-day operations of the Fund, with the support of the other executive officers. As Chief Executive Officer, Mr. Eliasek has general responsibility for the implementation of the policies of the Fund, as determined by the Board, and for the management of the business and affairs of the Fund. The Board has determined that its leadership structure, in which the majority of the directors are not affiliated with the Fund, PSSIM, Prospect Administration, PCM or their affiliates, is appropriate in light of the services that PSSIM and Prospect Administration and their affiliates provide to the Fund and the potential conflicts of interest that could arise from these relationships.
Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that such Members Should Serve as Directors of the Fund
The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.
M. Grier Eliasek
Mr. Eliasek has been the Chairman of the Board and the Fund’s Chief Executive Officer and President since inception. Mr. Eliasek also currently serves as President and Chief Operating Officer of PSSIM, as a Managing Director of the Administrator, as President, Co-Founder and Chief Operating Officer of PSEC, as President and Chief Operating Officer of Prospect Flexible Income Management, LLC and as Chairman of the Board of Directors, Chief Executive Officer and President of FLEX. He also serves on the Board of Directors for PSEC and leads each of PCM’s investment committees in the origination, selection, monitoring and portfolio management of investments. Prior to joining PCM in 2004, Mr. Eliasek served as a Managing Director with Prospect Street Ventures, an investment management firm which, together with its predecessors, invested in various investment strategies through publicly traded closed-end funds and private limited partnerships. Prior to joining Prospect Street Ventures, Mr. Eliasek served as a consultant with Bain & Company, a global strategy consulting firm. Mr. Eliasek received his MBA from Harvard Business School and his Bachelor of Science degree in Chemical Engineering with Highest Distinction from the University of Virginia, where he was a Jefferson Scholar and a Rodman Scholar.

Mr. Eliasek brings to the Board business leadership and experience and knowledge of the energy sector, senior secured loans, other debt, private equity and venture capital investments and, as well, a knowledge of diverse management practices. His depth of experience in managerial positions in investment management, securities research and financial services, as well as his extensive knowledge of the Fund’s business and operations, provides the Board valuable industry-specific knowledge and expertise on these and other matters. Mr. Eliasek’s service as Chairman of the Board, Chief Executive Officer and President of the Fund, as Chief Operating Officer and President of PSSIM and as a Managing Director of PCM and Prospect Administration provide him with a specific understanding of the Fund, its operation, and the business and regulatory issues facing the Fund.

Andrew C. Cooper
Mr. Cooper’s over 30 years of experience in venture capital management, venture capital investing and investment banking provides the Board with a wealth of leadership, business investing and financial experience. Mr. Cooper’s experience as the co-founder, Co-CEO, and director of Unison Energy, a co-generation company that engineers, installs, owns, and operates cogeneration facilities as well as the former co-CEO of Unison Site Management LLC, a leading cellular site owner with over 4,000 cell sites under management, and as co-founder, former CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides the Board with the benefit of leadership and experience in finance and business management. Further, Mr. Cooper’s time as a director of CSG Systems, Protection One Alarm, LionBridge Technologies Weblink Wireless, Aquatic Energy and the Madison Square Boys and Girls Club of New York provides the Board with a wealth of experience and an in-depth understanding of management practices. Mr. Cooper’s knowledge of financial and accounting matters qualifies him to serve on the Fund’s Audit Committee and his independence from the Fund, PSSIM and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.

William J. Gremp
Mr. Gremp brings to the Board of Directors a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 40 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1989 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1989, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp’s knowledge of financial and accounting matters qualifies him to serve on the Fund’s Audit Committee and his independence from the Fund, PSSIM and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.

Eugene S. Stark
Mr. Stark brings to the Board over 30 years of experience in directing the financial and administrative functions of investment management organizations. The Board benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark’s position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide the Board with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of PSEC, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, four years as Senior Vice President of Finance of Prudential Investments, and two years as Senior Vice President of Finance of Prudential Annuities. Mr. Stark is also a Certified Public Accountant (inactive status). Mr. Stark’s knowledge of financial and accounting matters qualifies him to serve on the Fund’s Audit Committee and his independence from the Fund, PSSIM and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.

Means by Which the Board Supervises Executive Officers
The Board is regularly informed on developments and issues related to the Fund’s business, and monitors the activities and responsibilities of the executive officers in various ways.
At each regular meeting of the Board, the executive officers report to the Board on developments and important issues. Each of the executive officers, as applicable, also provides regular updates to the members of the Board regarding the Fund’s business between the dates of regular meetings of the Board.
Executive officers and other members of PSSIM, PCM and Prospect Administration, at the invitation of the Board, regularly attend portions of meetings of the Board and its committees to report on the financial results of the Fund, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.
The Board’s Role in Risk Oversight
The Board performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board and are composed solely of independent directors and (b) monitoring by the Fund’s Chief Compliance Officer in accordance with its compliance policies and procedures.
As set forth in the descriptions regarding the Audit Committee and the Nominating and Governance Committee, the Audit Committee and the Nominating and Governance Committee assist the Board in fulfilling their risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include reviewing and discussing with management and the independent accountants the annual audited financial statements of the Fund; reviewing and discussing with management the Fund’s financial statements included in the Fund’s semi-annual reports; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Nominating and Governance Committee’s risk oversight responsibilities include selecting qualified nominees to be elected to the Board by stockholders; selecting qualified nominees to fill any vacancies on the Board or a committee thereof; developing and recommending to the Board a set of corporate governance principles applicable to the Fund; and overseeing the evaluation of the Board and management. The Audit Committee and the Nominating and Governance Committee consist solely of independent directors.
The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers. Each Chief Compliance Officer’s report, which is reviewed by the Board, addresses at a minimum (a) the operation of the compliance policies and procedures of the Fund and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Fund’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.
The Fund believes that its Board’s role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as an investment company under the 1940 Act. In addition, the Fund elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Fund must, among other things, meet certain income source, asset diversification and income distribution requirements.
The Fund believes that the extent of its Board’s and its committees’ roles in risk oversight complements its Board’s leadership structure because it allows the Fund’s independent directors to exercise oversight of risk without any conflict that might discourage critical review through the two fully independent board committees, auditor and independent valuation providers, and otherwise.
The Fund believes that a board’s role in risk oversight must be evaluated on a case by case basis and that its Board’s practices concerning risk oversight are appropriate. However, the Fund continually re-examines the manner in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet the Fund’s needs.
Corporate Governance Guidelines
Upon the recommendation of the Nominating and Governance Committee, the Board has adopted Corporate Governance Guidelines on behalf of the Fund. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board; composition of and responsibilities of directors serving on committees of the Board; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board.
Internal Reporting and Whistle Blower Protection Policy
The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”), and the confidential, anonymous submission by personnel of concerns regarding questionable Accounting Matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Audit Committee Chairman. Complaints may be submitted on an anonymous basis.
The Chief Compliance Officer may be contacted at:
Priority Income Fund, Inc.
Chief Compliance Officer
10 East 40th Street, 42nd Floor
New York, New York 10016
The Audit Committee Chairman may be contacted at:
Priority Income Fund, Inc.
Audit Committee Chairman
10 East 40th Street, 42nd Floor
New York, New York 10016

Communication with the Board
Stockholders with questions about the Fund are encouraged to contact the Fund. Stockholders may communicate with the Fund or its Board by sending their communications to Priority Income Fund, Inc., Chief Compliance Officer, 10 East 40th Street, 42nd Floor, New York, New York 10016. All stockholder communications received in this manner will be delivered as appropriate to one or more members of the Board.
Information about Executive Officers Who Are Not Directors

Name, Address and Age	Position(s) Held with the Fund	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristin Van Dask, 41(1)	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since April 2018
Ms. Van Dask has been the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Company since April 2018. Ms. Van Dask previously served as controller at Prospect Administration LLC. Ms. Van Dask is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of PSSIM, Prospect Flexible Income Management, LLC, Prospect Flexible Income Fund, Inc. (formerly Pathway Capital Opportunity Fund, Inc.) and Prospect Capital Corporation.

_______________________________

(1)	The business address of Ms. Van Dask is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Compensation of Executive Officers and Directors
The following table sets forth information regarding the compensation received by the directors and executive officers for the Fund for the fiscal year ended June 30, 2020. No compensation is paid to the interested directors by the Fund.
Compensation Table

Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses(1)	Total Compensation from the Fund and Fund Complex
Interested Directors
M. Grier Eliasek(2)	None	None	None
Robert F. Muller(2)	None	None	None
Independent Directors
Andrew C. Cooper	$50,000	None	$200,000
William J. Gremp	$50,000	None	$200,000
Eugene S. Stark	$50,000	None	$200,000
Executive Officers
Kristin Van Dask(2)	None	None	None
_______________________________

(1)	The Fund does not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)
The Fund has not paid, and does not intend to pay, any annual cash compensation to its executive officers for their services as executive officers. Ms. Van Dask is compensated from the income Prospect Administration receives under the administration agreements.

The independent directors are entitled to receive annual cash retainer fees, determined based on the Fund’s net asset value as of the end of each fiscal quarter. Amounts payable by the Fund under the arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 million - $100 million	$0
$100 million - $300 million	$35,000
$300 million - $500 million	$50,000
$500 million - $1 billion	$75,000
>$1 billion	$100,000

ADDITIONAL INFORMATION
The 1940 Act requires that the Fund’s independent registered public accounting firm be selected by a majority of the independent directors of the Fund. One of the purposes of the Audit Committee is to recommend to the Fund’s Board the selection, retention or termination of the independent registered public accounting firm for the Fund. The Fund’s independent registered public accounting firm for the fiscal year ended June 30, 2020 was BDO USA, LLP (“BDO”). At a meeting held on August 25, 2020, the Fund’s Audit Committee recommended and the Board, including a majority of the independent directors, approved the selection of BDO as the Fund’s independent registered public accounting firm for the fiscal year ending June 30, 2021. The 1940 Act rules do not require that the Board’s selection of BDO be submitted for ratification by stockholders of the Fund. We expect that a representative of BDO will be present at the Annual Meeting and will have an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions. After reviewing the Fund’s audited financial statements for the fiscal year ended June 30, 2020, the Fund’s Audit Committee recommended to the Board that such statements be included in the Fund’s annual report to stockholders. A copy of the Audit Committee’s report appears below.
The Audit Committee and the Board have considered the independence of BDO and have concluded that BDO is independent as required by the applicable rules of the Public Company Accounting Oversight Board. In connection with their determination, BDO has advised the Fund that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Fund or its affiliates.
Audit Fees. The aggregate fees billed for professional services rendered by BDO for services that are normally provided by BDO in connection with statutory and regulatory filings or engagements for the fiscal years ended June 30, 2020 and 2019 were approximately $713,600 and $610,284, respectively.
Audit-Related Fees. The aggregate fees billed for assurance and related services rendered by BDO that are reasonably related to the performance of the audit of the Fund’s financial statements and not reported under audit fees in the fiscal years ended June 30, 2020 was approximately $2,000 and for the fiscal year ended June 30, 2019 was $173,000.
Tax Fees. The aggregate fees billed for professional services by BDO for tax compliance, tax advice and tax planning in the fiscal years ended June 30, 2020 and 2019 were approximately $0 and $19,500, respectively.
All Other Fees. There were no fees billed for services rendered by BDO that are not included above in the fiscal years ended June 30, 2020 and June 30, 2019.
Non-Audit Fees. For the fiscal years ended June 30, 2020 and June 30, 2019, the aggregate fees billed by BDO for non-audit services rendered to the Fund and for non-audit services rendered to the Fund’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor)

and/or to any entity controlling, controlled by or under common control with the Fund’s investment advisor that provides ongoing services to the Fund and the Fund’s investment advisor were approximately $0 and $6,900, respectively.
Audit Committee Pre-Approval Policies and Procedures. The Audit Committee pre-approves BDO’s engagements for audit and non-audit services to the Fund or the Fund’s investment adviser. Pre-approval considerations include whether the proposed services are compatible with maintaining BDO’s independence. All of the services described above were pre-approved by the Audit Committee. No services described above were approved by the Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Audit Committee has considered and concluded that the provision of non-audit services rendered by BDO to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the Fund’s investment adviser that were not required to be pre-approved by the Audit Committee is compatible with maintaining BDO’s independence.

Audit Committee Report
The following is the report of the Audit Committee with respect to the Fund’s audited financial statements for the fiscal year ended June 30, 2020.
The Audit Committee has reviewed and discussed the Fund’s audited financial statements with management and BDO, with and without management present. The Audit Committee included in its review results of BDO’s examinations, the Fund’s disclosure controls and procedures, and the quality of the Fund’s financial reporting. The Audit Committee also reviewed the Fund’s procedures and disclosure controls designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Fund’s chief executive officer and chief financial officer that are required in periodic reports filed by the Fund with the Commission.
The Audit Committee also has discussed with BDO matters relating to BDO’s judgments about the quality, as well as the acceptability, of the Fund’s accounting principles as applied in its financial reporting as required by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards No. 1301 (“AS 1301”). In addition, the Audit Committee has discussed with BDO their independence from management and the Fund, as well as the matters in the written disclosures received from BDO as required by AS 1301. Further, as required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” the Audit Committee received written, as well as oral communications from BDO confirming their independence and discussed the matter with BDO. The Audit Committee discussed and reviewed with BDO the Fund’s critical accounting policies and practices, disclosure controls, other material written communications to management, and the scope of BDO’s audits and all fees paid to BDO during the fiscal year. Pursuant to the Audit Committee charter, the Audit Committee may review and pre-approve audit and permissible non-audit services performed by BDO for the Fund. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management. The Audit Committee has reviewed and considered the compatibility of BDO’s performance of non-audit services with the maintenance of BDO’s independence as the Fund’s independent registered public accounting firm.
Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board that the Fund’s audited financial statements for the fiscal year ended June 30, 2019 be included in the Fund’s annual report on Form N-CSR for the same fiscal year for filing with the Commission. In addition, the Audit Committee has engaged BDO to serve as the Fund’s independent registered public accounting firm for the fiscal year ending June 30, 2021.
Respectfully Submitted,
The Audit Committee
Eugene S. Stark, Chairman
Andrew C. Cooper
William J. Gremp

August 25, 2020

Financial Statements and Other Information
The Fund will furnish, without charge, a copy its annual report and most recent semi-annual report succeeding the annual report, if any, to any stockholder upon request. Requests should be directed to the Fund at Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number (212) 448-0702).
Householding of Proxy Materials
The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Please note that only one Proxy Statement and/or annual report may be delivered to two or more stockholders who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of this Proxy Statement and/or annual report or for instructions as to how to request a separate copy of this document and/or annual report or as to how to request a single copy if multiple copies of this document and/or annual report are received, stockholders should contact the applicable Fund at the address and phone number set forth below.
Requests should be directed to Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016 (telephone number 212-448-0702). Copies of these documents may also be accessed electronically by means of the Commission’s home page on the Internet at www.sec.gov.
Other Business
The Board knows of no other matters that may be presented for stockholder action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon them in their discretion.
The Fund currently intends to hold the Annual Meeting in person at the offices of the Fund at 10 East 40th Street, 42nd Floor, New York, New York 10016 or potentially at a different location. However, the Fund is actively monitoring developments in connection with the coronavirus outbreak and is sensitive to the public health and travel concerns that stockholders may have and the protocols or guidance that federal, state and local governments and agencies such as the Center for Disease Control and World Health Organization may recommend or impose. In the event it is not possible or advisable to hold the Annual Meeting in person at the location designated above, the Fund will announce alternative arrangements for the meeting as promptly as possible, which may include holding the Annual Meeting at a different location, virtually solely by means of remote communication or via a live webcast and with additional procedures to protect public health and safety. If the Annual Meeting will be held at a location other than as designated above or solely by remote communication, the Fund will announce that fact as promptly as practicable, and details on how to participate will be issued by press release, posted on the website at which the Fund’s proxy materials are available at https://vote.proxyonline.com/priority/docs/pris.pdf, and filed with the U.S. Securities and Exchange Commission as additional proxy materials. Please monitor the website at which the Fund’s proxy materials is available at https://vote.proxyonline.com/priority/docs/pris.pdf for updated information.

Submission of Stockholder Proposals
Stockholders may present proper nominations of candidates for director or other proposals for inclusion in the Fund’s proxy statement and proxy card for consideration at the 2021 annual meeting of stockholders by submitting such nominations or proposals in writing to the Secretary of the Fund in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and the Fund’s Bylaws and charter. The Fund expects that the 2021 annual meeting of stockholders will be held in December 2021, but the exact date, time and location of such meeting have yet to be determined.
To be considered timely under Rule 14a-8(e) of the Exchange Act for inclusion in the Fund’s proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder’s proposal must be received at the Fund’s principal executive offices not less than 120 calendar days before the anniversary of the date the Fund’s proxy statement was released to stockholders for the previous year's annual meeting. Accordingly, a stockholder’s proposal must be received no later than May 21, 2021 in order to be included in the Fund’s proxy statement and proxy card for the 2021 annual meeting.
The deadline for submitting notice of a stockholder’s nomination of a candidate for director or other proposal for consideration at the 2021 annual meeting of stockholders, under the Fund’s current bylaws, is not earlier than the 150th day prior to the first anniversary of the date of release of the proxy statement for the preceding year’s annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of release of the proxy statement for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting, as originally convened, or (2) the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder’s nomination of a candidate for director or other proposal must be received no earlier than April 21, 2021 and no later than 5:00 p.m., Eastern Time, on May 21, 2021 in order to be considered at the 2021 annual meeting of stockholders. In order to be considered timely, such notice shall be delivered to the Secretary at the principal executive office of the Fund and shall set forth all information required in the bylaws.

By Order of the Board of Directors,
Kristin Van Dask
Chief Financial Officer, Chief Compliance Officer,
Treasurer and Secretary

New York, New York
September 18, 2020

Priority Income Fund

# PROXY CARD

**SIGN, DATE AND VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

## PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-800-967-0261 Monday through Friday 9 a.m. to 10 p.m. Eastern time

**CONTROL NUMBER**

**PLEASE CAST YOUR PROXY VOTE *TODAY!***

# Priority Income Fund, Inc.

## Term Preferred Stock

PROXY FOR SHARES OF TERM PREFERRED STOCK FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 2, 2020

The undersigned stockholder hereby appoints M. Grier Eliasek, with power of substitution, as proxy and attorney in-fact and hereby authorizes him to represent and vote, as provided on the other side, all shares of the Priority Income Fund, Inc. term preferred stock that the undersigned is entitled to vote as of the record date and, in his discretion, upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held at 10 East 40th Street, 42nd Floor, New York, New York 10016, or at a different location or solely by means of remote communications (as described below) on Wednesday, December 2, 2020 at 2:30 p.m. Eastern Time, or at any adjournment or postponement thereof, with all powers that the undersigned would possess if present at the meeting.

The undersigned hereby revokes any proxy heretofore given with respect to such meeting. When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument of order that so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

**This proxy is solicited on behalf of the Company's Board of Directors, and the Proposals (set forth on the reverse side of this proxy card) have been unanimously approved by the Board of Directors and recommended for approval by stockholders.**

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

**Do you have questions?** If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-967-0261**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **IMPORTANCE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 2, 2020. THE PROXY STATEMENT IS AVAILABLE AT:** https://vote.proxyonline.com/priority/docs/pris.pdf

# Priority Income Fund, Inc. Term Preferred Stock

# PROXY CARD

**YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.** The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the stockholder will be cast as directed by the stockholder. **If this proxy is executed but no direction is given, the votes entitled to be cast by the stockholder will be cast "FOR" the proposal(s).** The votes entitled to be cast by the stockholder will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

*THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND YOU VOTE "FOR" THE PROPOSAL(S).*

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

**PROPOSAL(S):**

| | | FOR | AGAINST | ABSTAIN |
|---|---|---|---|---|
| 1 | To elect one Class II director of the Company to be voted upon by holders of the outstanding shares of the Company's term preferred stock, voting as a single class, to serve until the Annual Meeting of Stockholders in 2023, or until his successor is duly elected and qualifies. | | | |
| | 1.1 William J. Gremp | ○ | ○ | ○ |
| 2 | To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof. | | | |

**MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.** ☐

# THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]